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                          ESC STRATEGIC FUNDS, INC.


                       SUPPLEMENT DATED OCTOBER 3, 1997
                      TO PROSPECTUS DATED JULY 29, 1997

        Equitable Securities Corporation ("Adviser"), the investment adviser to ESC Strategic Funds, Inc. ("Company"), has entered into a definitive agreement to be acquired by SunTrust Banks, Inc. ("SunTrust"). The acquisition is expected to be completed during the first quarter of 1998. The acquisition will combine the Adviser with an existing SunTrust subsidiary to form a new SunTrust subsidiary to be named SunTrust Equitable Securities. The Adviser, as reorganized, will continue to act as Adviser to the Company and to provide the same services it currently provides, and there will be no significant change in the terms of the current investment advisory agreement or the rate of fees payable to the Adviser under that agreement. Overall, the transaction is expected to expand the Adviser's general financial service capabilities.

        The acquisition will cause a termination in the Company's investment advisory agreement with the Adviser, as well as the portfolio management agreements with each of the Managers. The Company's Board of Directors is expected to approve a new investment advisory agreement with the Adviser and new portfolio management agreements with each of the current Managers with terms substantially identical to those of the current agreement except for the name of the Adviser, the date and term. Shareholders of all the portfolios ("Funds") will be asked to approve the new investment advisory agreement. Shareholders of each Fund for which Equitable Asset Management, Inc. ("EAM") acts as Manager will be asked to approve a new portfolio management agreement between the Adviser and EAM for those Funds. (These Funds are ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value Fund.) Under the terms of an exemptive order received by the Company and the Adviser from the Securities and Exchange Commission, the agreements with the other Managers, none of which is affiliated with the Adviser, do not require shareholder approval.

        More information will be provided shortly in a proxy statement.